                                AMENDMENT NO. 5

                           Dated as of March 25, 1997

     This AMENDMENT among U.S. HOMECARE CORPORATION AND ITS SUBSIDIARIES LISTED IN THE ANNEX 1 HERETO (collectively, the "Borrowers" and each, individually, a "Borrower"), the banks parties to the Credit Agreement referred to below (the "Banks"), and THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank, N.A.), as agent (the "Agent") for the Banks thereunder.

     PRELIMINARY STATEMENT.

     A. The Borrowers, the Banks and the Agent have entered into an Amended and Restated Credit Agreement dated as of October 6, 1995, as amended by Amendment No. 1 dated as of October 31, 1996, Amendment No. 2 dated as of November 14, 1996, Amendment No. 3 dated as of March 25, 1997, and Amendment No. 4 dated as of December 24, 1997 (said Credit Agreement, as so amended, being hereinafter referred to as the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

     B. Pursuant to the Credit Agreement, the Borrowers are indebted to the Banks under the Notes in the aggregate principal amount of $4,043,083.97, as of the date hereof (the "Indebtedness"), which Indebtedness is owed by the Borrowers to the Banks without offset, defense or counterclaim of any kind, nature or description. As security for such Indebtedness, the Borrowers have heretofore granted to the Banks a first priority security interest in all the Borrowers' assets (such security interest having been partially released by the Banks pursuant to the Partial Release Letter dated November 8, 1993), whether now owed or hereafter acquired, wherever located of any kind, nature or description, tangible or intangible, including without limitation, the Borrowers' accounts receivable, inventory, equipment, and general intangibles and such security interest and liens granted by the Borrowers to the Banks are, subject to the terms of the Partial Release Letter, hereby reacknowledged and confirmed by the Borrowers.

     C. The Borrowers, the Banks and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. Amendments. The Credit Agreement is, effect as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

          (a) The following definition contained in Section 1.1 of the Credit Agreement is amended and restated in full to read as follows:

          "Termination Date" means (i) January 4, 1999; provided that if such date is not a Banking Day, the Termination Date shall be the next succeeding Banking Day, or (ii) the earlier date of termination in whole of the Commitments pursuant to Section 2.7 or Section 9.2, or otherwise.

          (b) Paragraphs (a) and (b) of the definition of Borrowing Base contained in Section 1.1 of the Credit Agreement is amended and restated in full to read as follows:

          (a) the lesser of (i) 85% of Eligible Receivables or (ii) $5,750,000 as such number set forth in this clause (ii) shall reduce in the manner set forth in paragraph (b) below; plus

          (b) an amount equal to (i) $950,774, less (ii) the principal amount of any reductions in the Commitments occurring after the Closing Date, whether pursuant to Section 2.7 or otherwise, less (iii) as of the date the same are collected, fifty percent (50%) of all collections of USHNJ Receivables other than USHNJ Eligible Receivables and USHNJ Receivables subject to the Purchase Agreement, less (iv) (A) $25,000 on each of April 30, 1998, May 30, 1998, and June 30, 1998, and (B) $50,000 on the thirtieth day of each calendar month thereafter; provided that such amount under this clause (b) shall not be less than zero, and when such amount is reduced to zero, the reductions set forth in clause (iv) of this paragraph (b) that have not yet been made shall be applied in reduction of the dollar amount set forth in clause (ii) of paragraph (a) above; less

          (c) Subsection (d) of Section 2.11 is amended and restated in full to read as follows:

          (d) Extension Fee. So long as any of the Notes shall remain unpaid or any Bank shall have any Commitment under this Agreement at the time any of the following installments are due, the Borrowers shall pay to the Agent for the ratable benefit of the Banks an extension fee in installments as follows: (i) the amount of $135,000 shall be due and payable on May 1, 1998, and (ii) the amount of $50,000 shall be due and payable on September 30, 1998.

          (d) The following new Subsection (e) is added at the end of Section 2.11:

          (e) Waiver Fee. The Borrowers shall pay to the Agent for the ratable benefit of the Banks a waiver fee in the amount of $25,000, which shall be fully earned by the Banks on December 31, 1997, and which shall be payable on the earlier to occur of (i) March 31, 1998, or (ii) the Termination Date.

          (e)  Section 6.13 is amended and restated in full to read as follows:

          Section 6.13. Amendment to Purchase Agreement. By March 31, 1998, enter into an amendment to the Purchase Agreement extending the maturity date thereof to January 4, 1999, which amendment shall be satisfactory to the Banks.

          SECTION 2. Waivers. Effective as of December 31, 1997, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Agent and the

Banks hereby waive any Default or Event of Default due to the Borrowers' failure to comply with the covenant contained in Section 8.1 of the Credit Agreement for the month of December, 1997.

          SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrowers and all of the Banks, except that Section 1 hereof shall become effective when, and only when, the Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Banks:

          (a) Certified copies of (i) the resolutions of the Board of Directors or Executive Committee of each Borrower approving this Amendment and the matters contemplated hereby, (ii) all documents evidencing the other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby, and (iii) all waivers and amendments with respect to the Junior Debt concerning the matters covered by this Amendment, which shall include an amendment to the Junior Debt documents extending the maturity date thereof to January 15, 1999.

          (b) A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

          (c) A favorable opinion of Brobeck, Phleger & Harrison LLP, counsel for the Borrowers, to the effect that this Amendment and each and every other document delivered by any of the Borrowers have been duly authorized, executed and delivered by such Borrowers, and constitute the legal, valid and binding obligations of such Borrowers, enforceable against such Borrowers in accordance with their respective terms, and as to such other matters as the Agent may reasonably require.

          (d) A certificate signed by a duly authorized officer of each Borrower stating that:

               (i) The representations and warranties contained in Section 4 hereof are correct on and as of the date of such certificate as though made on and as of such date, and

               (ii) After giving effect to the terms of the Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

          (c)  Payment to the Agent for the ratable benefit of the Banks, of
(i) a $50,000 extension fee, which shall be fully earned by the Banks on the date so paid, and (ii) the $20,000 extension fee that, pursuant to Section 2.11(d) of the Credit Agreement, as amended by Amendment No. 4, was to be payable on the Termination Date.

          (f) Payment to the Agent for the benefit of itself, as a Bank, and Creditanstalt AG (formerly known as Creditanstalt Bankverein) of a settlement fee, in an amount equal to the amount set forth below opposite the name of each such party, to settle in full the overstatement by the Parent of the number of warrants in favor of such party in the letters from the Parent to each such party dated March 20, 1997:

                              NUMBER OF OVERSTATED
     BANK                          WARRANTS                SETTLEMENT FEE
The Chase Manhattan Bank           3175                         $2000
Creditanstalt AG (formerly
  known as Creditanstalt
     Bankverein)                   2427                         $1500

          (g) The Parent shall extend the end of the exercise period with respect to the Warrants described below from October 6, 2000, to March 25, 2002, and shall deliver to the Banks all such documents, and perform all such acts, as are necessary to cause such extension to be effective in a manner that is satisfactory to the Banks, in their sole discretion:

                                                        WARRANT IDENTIFICATION
       WARRANT HOLDER         DATE OF ISSUANCE                   NUMBER

The Chase Manhattan Bank           10/6/95                       WA-16
Creditanstalt AG (formerly
   known as Creditanstalt
      Bankverein)                  10/6/95                       WA-18

               SECTION 4. Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

          (a) Such Borrower is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation.

          (b) The execution, delivery and performance by such Borrower of this Amendment and the Facility Documents, as amended hereby, to which it is or is to be a party are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) such Borrower's charter or by-laws, (ii) any contractual restriction binding on or affecting such Borrower, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge, encumbrance or preferential arrangement of any nature upon or with respect to any of the properties now owned or hereafter acquired by such Borrower, or (iii) to the best of such Borrower's knowledge, any law.

          (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Borrower of this Amendment or any of the Facility Documents, as amended hereby, to which it is or is to be a party.

          (d) This Amendment and each of the other Facility Documents as amended hereby, to which such Borrower is a party constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms.

          (e) To the best of such Borrower's knowledge, the Security Agreement constitutes valid and perfected first priority security interests and liens in and to the Collateral covered thereby enforceable against all third parties in all jurisdictions and secure the payment of all obligations of such Borrower under the Facility Documents, as amended hereby, and the execution, delivery and performance of this Amendment do not adversely affect the aforesaid security interests and liens of such Security Agreement.

          (f) Except as set forth in Schedule 4(f), there is no pending or threatened action or proceeding affecting such Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of such Borrower or any Subsidiary or which purport to affect the legality, validity or enforceability of this Amendment or any of the other Facility Documents, as amended hereby.

          (g) After giving effect to the terms of the Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

               SECTION 5. Reference to and Effect on the Facility Documents.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in any Facility Documents to the Credit Agreement or any other Facility Document, shall mean and be a reference to the Credit Agreement or such other Facility Document as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and the other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Pledge Agreements and all of the Pledged Collateral described therein, and the Security Agreement and all of the Collateral described therein, do and shall continue to secure the payment of all Obligations, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Bank under any of the Facility Documents, nor constitute a waiver of any provision of any of the Facility Documents.

          (d) The Agent and the Banks are under no obligation to enter into this Amendment. The Agent's and the Banks' entering into this Amendment shall not be deemed to limit or hinder any rights of the Agent or any Bank under the Credit Agreement, nor shall it be deemed to create or infer a course of dealing between the Agent or any Bank and the Parent or any of the other Borrowers with regard to any provision of the Credit Agreement.

               SECTION 6. Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Agent and the Banks in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Banks with respect thereto and with respect to advising the Agent and the Banks as to their rights and responsibilities hereunder and thereunder. The Borrowers further jointly and severally agree to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 6. In addition, the Borrowers shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

               SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

               SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   Borrowers:

                                   U.S. HOMECARE CORPORATION AND ITS
                                   SUBSIDIARIES LISTED ON ANNEX 1 HERETO


                                   By: /s/ Clifford G. Johnson
                                       ---------------------------------
                                       Name: Clifford G. Johnson
                                       Vice President of each of the above
                                       corporations


                                   Banks:

                                   THE CHASE MANHATTAN BANK (successor by
                                   merger to The Chase Manhattan Bank, N.A.)

                                   By:
                                       ----------------------------------
                                       John Hariaczyi
                                       Vice President


                                   CREDITANSTALT CORPORATE FINANCE, INC.

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   Borrowers:

                                   U.S. HOMECARE CORPORATION AND ITS
                                   SUBSIDIARIES LISTED ON ANNEX 1 HERETO


                                   By:
                                       ---------------------------------
                                       Name:
                                       Vice President of each of the above
                                       corporations


                                   Banks:

                                   THE CHASE MANHATTAN BANK (successor by
                                   merger to The Chase Manhattan Bank, N.A.)

                                   By: /s/ John Hariaczyi
                                       ----------------------------------
                                       John Hariaczyi
                                       Vice President


                                   CREDITANSTALT CORPORATE FINANCE, INC.

                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   Borrowers:

                                   U.S. HOMECARE CORPORATION AND ITS
                                   SUBSIDIARIES LISTED ON ANNEX 1 HERETO


                                   By:
                                       ---------------------------------
                                       Name: Clifford G. Johnson
                                       Vice President of each of the above
                                       corporations


                                   Banks:

                                   THE CHASE MANHATTAN BANK (successor by
                                   merger to The Chase Manhattan Bank, N.A.)

                                   By:
                                       ----------------------------------
                                       John Harlaczyi
                                       Vice President


                                   CREDITANSTALT CORPORATE FINANCE, INC.

                                   By: /s/ R.W. Seidel
                                       ----------------------------------
                                       Name: R.W. Seidel
                                       Title: Vice President


                                   By: /s/ Perm Halter
                                       ----------------------------------
                                       Name: Perm Halter
                                       Title: Vice President

                                   Agent:

                                   THE CHASE MANHATTAN BANK (successor by
                                   merger to The Chase Manhattan Bank, N.A.)


                                   By: /s/ John Harlaczyi
                                       ---------------------------------
                                       John Harlaczyi
                                       Vice President